                        RESIDENTIAL FUNDING CORPORATION,
                               as Master Servicer

                            HOME LOAN TRUST 2006-HI3,
                                    as Issuer

                                       and

                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                              as Indenture Trustee

                             ______________________

                               SERVICING AGREEMENT
                            Dated as of July 21, 2006

                             ______________________

                                   Home Loans

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                                       TABLE OF CONTENTS

        Section 3.09.     Servicing Compensation; Payment of Certain Expenses by

        Section 3.12.     Access to Certain Documentation and Information Regarding
                          the Home Loans...................................................19

        Section 3.13.     Maintenance of Certain Servicing Insurance Policies..............20

        Section 3.14.     Information Required by the Internal Revenue Service and
                          Reports of Foreclosures and Abandonments of Mortgaged

        Section 6.02.     Merger or Consolidation of, or Assumption of the Obligations

        Section 6.06.     Master Servicer to Pay Indenture Trustee's and Owner

        Section 8.08.     Termination Upon Purchase by the Master Servicer or

        Section 9.02.     Additional Representations and Warranties of the Indenture

        This is a Servicing Agreement, dated as of July 21, 2006 (the "Servicing Agreement"), among Residential Funding Corporation (the "Master Servicer"), the Home Loan Trust 2006-HI3
(the "Issuer") and JPMorgan Chase Bank, National Association (the "Indenture Trustee").

                                W I T N E S S E T H   T H A T:

        WHEREAS, pursuant to the terms of the Home Loan Purchase Agreement, Residential
Funding Corporation (in its capacity as Seller) will sell to the Depositor the Home Loans together with the Related Documents on the Closing Date;

        WHEREAS, the Depositor will sell the Home Loans and all of its rights under the Home
Loan Purchase Agreement to the Issuer, together with the Related Documents on the Closing
Date;

        WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Certificates;

        WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Depositor, the Notes; and

        WHEREAS, pursuant to the terms of this Servicing Agreement, the Master Servicer will service the Home Loans directly or through one or more Subservicers;

        NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

                                         DEFINITIONS

Section 1.01...  Definitions.  For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the
Definitions contained in Appendix A to the Indenture dated July 21, 2006 (the "Indenture"), between Home Loan Trust 2006-HI3, as issuer and JPMorgan Chase Bank, National Association, as indenture trustee, which is incorporated by reference herein.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02...  Other Definitional Provisions.  (a)  All terms defined in this Servicing
Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)     As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing
Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles.  To the extent that the definitions of accounting terms in this
Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

(c)     The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing
Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

(d)     The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

(e)     Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

Section 1.03...  Interest Calculations.  All calculations of interest hereunder that are made in respect of the Loan Balance of a Home Loan shall be made in accordance with the Mortgage
Note.  All calculations of interest on the Securities (other than the Class A-1 Notes) shall be made on the basis of a 30-day month and a year assumed to consist of 360 days.
Calculation of interest on the Class A-1 Notes shall be made on the basis of the actual number of days in the applicable Interest Accrual Period and a year assumed to consist of
360 days.  The calculation of the Servicing Fee shall be made on the basis of a 30-day month and a year assumed to consist of 360 days.  All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

ARTICLE II

                                REPRESENTATIONS AND WARRANTIES

Section 2.01...  Representations and Warranties Regarding the Master Servicer.  The Master
Servicer represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Home Loans and the Credit Enhancer, as of the Cut-off Date:

(i)     The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of placeStateDelaware and has the corporate power to own its assets and to transact the business in which it is currently engaged.  The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the
        Master Servicer;

(ii)    The Master Servicer has the power and authority to make, execute, deliver and perform this Servicing Agreement and all of the transactions contemplated  under this
        Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Servicing Agreement.  When executed and delivered, this Servicing Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

(iii)   The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

(iv)    The execution and delivery of this Servicing Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the Certificate of
        Incorporation or Bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound;

(v)     No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Servicing Agreement or the Securities which in the opinion of the Master
        Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Servicing Agreement; and

(vi)    The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Home Loans that are registered with MERS.

        The foregoing representations and warranties shall survive any termination of the
Master Servicer hereunder.

Section 2.02.    Representations and Warranties of the Issuer.  The Issuer hereby represents and warrants to the Master Servicer and for the benefit of the Indenture Trustee, as pledgee of the Home Loans, and the Credit Enhancer, as of the Cut-off Date:

(i)     The Issuer is a statutory trust duly formed and in good standing under the laws of the State of Delaware and has full power, authority and legal right to execute and deliver this Servicing Agreement and to perform its obligations under this Servicing
        Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Servicing Agreement; and

(ii)    The execution and delivery by the Issuer of this Servicing Agreement and the performance by the Issuer of its obligations under this Servicing Agreement will not violate any provision of any law or regulation governing the Issuer or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to the Issuer or any of its assets.  Such execution, delivery, authentication and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating the activities of statutory trusts.  Such execution, delivery, authentication and performance will not conflict with, or result in a breach or violation of, any mortgage, deed of trust, lease or other agreement or instrument to which the Issuer is bound.

Section 2.03.  Enforcement of Representations and Warranties.  The Master Servicer,  on behalf of and subject to the direction of the  Indenture  Trustee,  as pledgee of the Home Loans,  or the Issuer or the Credit  Enhancer,  shall enforce the  representations  and warranties of the
Seller  pursuant to the Home Loan Purchase  Agreement.  Upon the discovery by the Seller,  the
Depositor,  the Master Servicer,  the Indenture  Trustee,  the Issuer,  the Credit Enhancer or
any Custodian of a breach of any of the  representations  and warranties made in the Home Loan
Purchase  Agreement or of the  existence of a  Repurchase  Event,  in respect of any Home Loan which  materially  and adversely  affects the interests of the  Securityholders  or the Credit
Enhancer,  the party  discovering such breach or existence shall give prompt written notice to the other parties.  The Master  Servicer  shall  promptly  notify the Seller of such breach or existence and request that,  pursuant to the terms of the Home Loan  Purchase  Agreement,  the
Seller  either (i) cure such breach or  Repurchase  Event in all material  respects  within 45 days (with  respect to a breach of the  representations  and  warranties  contained in Section
3.1(a) of the Home Loan Purchase  Agreement or  Repurchase  Event) or 90 days (with respect to a breach of the  representations  and warranties  contained in Section 3.1(b) of the Home Loan
Purchase  Agreement) from the date the Seller was notified of such breach or Repurchase  Event or (ii)  purchase  such Home Loan from the  Issuer at the price and in the manner set forth in
Section 3.1(c) of the Home Loan Purchase  Agreement;  provided that the Seller shall,  subject to compliance  with all the  conditions  set forth in the Home Loan Purchase  Agreement,  have the option to  substitute  an  Eligible  Substitute  Loan or Loans for such Home Loan.  In the event that the Seller elects to substitute one or more Eligible  Substitute  Loans pursuant to
Section  3.1(c) of the Home Loan  Purchase  Agreement,  the Seller shall deliver to the Issuer with respect to such Eligible  Substitute  Loans,  the original  Mortgage  Note, the Mortgage, and  such  other  documents  and  agreements  as  are  required  by  the  Home  Loan  Purchase
Agreement.   Payments  due  with  respect  to  Eligible  Substitute  Loans  in  the  month  of substitution  shall not be  transferred  to the  Issuer  and will be  retained  by the  Master
Servicer  and  remitted by the Master  Servicer to the Seller on the next  succeeding  Payment
Date  provided a payment at least equal to the  applicable  Monthly  Payment has been received by the Issuer for such month in respect of the Home Loan to be  removed.  The Master  Servicer shall  amend or cause to be amended  the Home Loan  Schedule  to reflect  the  removal of such
Home Loan and the  substitution  of the  Eligible  Substitute  Loans and the  Master  Servicer
shall  promptly  deliver the amended Home Loan Schedule to the Owner Trustee and the Indenture
Trustee.

        It is understood and agreed that the obligation of the Seller to cure such breach or purchase or substitute for such Home Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Issuer and the Indenture Trustee,  as pledgee of the Home Loans, against the Seller.  In connection with the purchase of or substitution for any such Home Loan by the Seller, the Issuer shall assign to the Seller all of its right, title and interest in respect of the Home Loan
Purchase Agreement applicable to such Home Loan.  Upon receipt of the Repurchase Price, or upon completion of such substitution, the Master Servicer shall notify the Custodian and then the Custodian shall deliver the Mortgage Files to the Master Servicer, together with all relevant endorsements and assignments prepared by the Master Servicer which the
Indenture Trustee shall execute.  If the Master Servicer is Residential Funding Corporation,
then the Indenture Trustee may, and at the direction of the Credit Enhancer, shall, give the notification and require the purchase or substitution provided for in the first preceding paragraph in the event of such a breach of a representation or warranty made by Residential
Funding Corporation in the Home Loan Purchase Agreement.

ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                        OF HOME LOANS

Section 3.01.    The Master Servicer.  (a)  The Master Servicer shall service and administer the Home Loans in accordance with the terms of this Servicing Agreement, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through a Subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Master Servicer shall at all times remain responsible to the Issuer and the Indenture Trustee, as pledgee of the Home Loans, and the Credit Enhancer for the performance of its duties and obligations hereunder in accordance with the terms hereof, without diminution of such obligation or liability by virtue of such Subservicing agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Home Loans.  Without limiting the generality of the foregoing, the Master
Servicer shall continue, and is hereby authorized and empowered by the Issuer and the
Indenture Trustee, as pledgee of the Home Loans, to execute and deliver, on behalf of itself, the Issuer, the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to modification in connection with a proposed conveyance, or of assignment of any Mortgage and
Mortgage Note in connection with the repurchase of a Home Loan and all other comparable instruments with respect to the Home Loans and with respect to the Mortgaged Properties, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure.  The Issuer, the Indenture Trustee and the
Custodian, as applicable, shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.  In addition, the Master Servicer may, at its own discretion and on behalf of the Indenture Trustee, obtain credit information in the form of a Credit Score from a credit repository.  On the Closing Date, the Indenture Trustee shall deliver to the Master Servicer a limited power of attorney substantially in the form of Exhibit B hereto.  The Master Servicer further is authorized and empowered by the Issuer and the Indenture Trustee, on behalf of the Noteholders, the Credit Enhancer and the
Indenture Trustee, in its own name or in the name of the Subservicer, when the Master
Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Home Loan on the MERS(R)System, or cause the removal from the registration of any Home Loan on the MERS(R)System, to execute and deliver, on behalf of the
Indenture Trustee and the Noteholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a
Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns.  Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.09, with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS(R)System, it becomes necessary to remove any Home Loan from registration on the MERS(R)System and to arrange for the assignment of the related Mortgages to the Indenture Trustee, then any related expenses shall be reimbursable to the Master Servicer as set forth in Section 3.03(ii).

        If the Mortgage relating to a Home Loan did not have a lien senior to the Home Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property.  If the Mortgage relating to a Home Loan had a lien senior to the Home Loan on the related Mortgaged Property as of the Cut-off Date, then the Master
Servicer, in such capacity, may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

(i)     (A)           the Mortgagor's debt-to-income ratio resulting from such refinancing is less than the original debt-to-income ratio as set forth on the Mortgage Loan
        Schedule and, in the event that the resulting Combined Loan-to-Value Ratio of such
        Home Loan increases by more than 10% above the Combined Loan-to-Value Ratio prior to such refinancing, the Master Servicer shall obtain the prior consent of the Credit
        Enhancer (so long as no Credit Enhancer Default has occurred and is continuing), which consent shall not be unreasonably withheld; provided, however, that in no instance shall the resulting Combined Loan-to-Value Ratio of such Home Loan be higher than that permitted by the Program Guide; or

(B)     the resulting Combined Loan-to-Value Ratio of such Home Loan is no higher than the
        Combined Loan-to-Value Ratio prior to such refinancing; provided, however, if such refinanced mortgage loan is a "rate and term" mortgage loan (meaning, the Mortgagor does not receive any cash from the refinancing), the Combined Loan-to-Value Ratio may increase to the extent of either (a) the reasonable closing costs of such refinancing or (b) any decrease in the value of the related Mortgaged Property, if the Mortgagor is in good standing as defined by the Program Guide;

(ii)    the interest rate, or, in the case of an adjustable rate existing senior lien, the maximum interest rate, for the loan evidencing the refinanced senior lien is no more than 2.0% higher than the interest rate or the maximum interest rate, as the case may be, on the loan evidencing the existing senior lien immediately prior to the date of such refinancing; provided, however (a) if the loan evidencing the existing senior lien prior to the date of refinancing has an adjustable rate and the loan evidencing the refinanced senior lien has a fixed rate, then the current interest rate on the loan evidencing the refinanced senior lien may be up to 2.0% higher than the then-current loan rate of the loan evidencing the existing senior lien and (b) if the loan evidencing the existing senior lien prior to the date of refinancing has a fixed rate and the loan evidencing the refinanced senior lien has an adjustable rate, then the maximum interest rate on the loan evidencing the refinanced senior lien shall be less than or equal to (x) the interest rate on the loan evidencing the existing senior lien prior to the date of refinancing plus (y) 2.0%; and

(iii)   the loan evidencing the refinanced senior lien is not subject to negative amortization.

        The relationship of the Master Servicer (and of any successor to the Master Servicer as servicer under this Servicing Agreement) to the Issuer under this Servicing Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

(b)     The Master Servicer may continue in effect Subservicing Agreements entered into by
Residential Funding and Subservicers prior to the execution and delivery of this Servicing
Agreement, and may enter into Subservicing Agreements with Subservicers for the servicing and administration of certain of the Home Loans.  Each Subservicer of a Home Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in
Section 3.02, the related Subservicing Fee from payments of interest received on such Home
Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Home Loan.  For any Home Loan not subject to a Subservicing Agreement, the Master
Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest.  References in this Servicing Agreement to actions taken or to be taken by the Master Servicer in servicing the Home Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer.  Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Servicing Agreement and as the Master Servicer and the Subservicer have agreed.  With the approval of the Master
Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicers will remain obligated under the related Subservicing Agreements.  The
Master Servicer and the Subservicer may enter into amendments to the related Subservicing
Agreements;  provided, however, that any such amendments shall not cause the Home Loans to be serviced in a manner that would be materially inconsistent with the standards set forth in this Servicing Agreement.  The Master Servicer shall be entitled to terminate any
Subservicing Agreement in accordance with the terms and conditions thereof and without any limitation by virtue of this Servicing Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the
Master Servicer shall either act as servicer of the related Home Loan or enter into a
Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement.  The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Servicing Agreement shall be deemed to limit or modify such indemnification.  The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

        In the event that the rights, duties and obligations of the Master Servicer are terminated hereunder, any successor to the Master Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing Subservicing Agreement with any Subservicer in accordance with the terms of the applicable Subservicing Agreement or assume the terminated Master Servicer's rights and obligations under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

        As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Securityholders and the Credit Enhancer, shall use reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material adverse effect on a Home
Loan.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.  The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Home Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

Section 3.02.    Collection of Certain Home Loan Payments.  (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Home Loans, and shall, to the extent such procedures shall be consistent with this
Servicing Agreement and generally consistent with any related insurance policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.  Consistent with the foregoing, and without limiting the generality of the foregoing, the Master Servicer may in its discretion waive any late payment charge, prepayment charge or penalty interest or other fees which may be collected in the ordinary course of servicing such Home Loan.  The Master
Servicer may also extend the Due Date for payment due on a Home Loan in accordance with the
Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related insurance policy or materially adversely affect the lien of the related Mortgage (except as described below) or the interests of the Securityholders and the Credit Enhancer.  Notwithstanding anything in this Section to the contrary, the Master Servicer or any Subservicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law.
Consistent with the terms of this Servicing Agreement, the Master Servicer may also:

(i)     waive, modify or vary any term of any Home Loan;

(ii)    consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor;

(iii)   arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid;

(iv)    forgive any portion of the amounts contractually owed under the Home Loan;

(v)     capitalize past due amounts owed under the Home Loan by adding any amounts in arrearage to the existing principal balance of the Home Loan (a "Capitalization
        Workout") of which will result in an increased Monthly Payment amount, provided that:
        (A) the amount added to the existing principal balance of the Home Loan (the
        "Capitalized Amount") shall be no greater than five times the Mortgagor's current
        Monthly Payment amount; and (B) the Master Servicer shall not enter into a
        Capitalization Workout unless the Combined Loan-to-Value Ratio of the Home Loan prior to the Capitalization Workout equals or exceeds 80% and the Mortgagor has qualified for the Capitalization Workout under the Master Servicer's servicing guidelines; and

(vi)    reset the Due Date for the Home Loan, or any combination of the foregoing;

if in the Master Servicer's determination such waiver, modification, postponement or indulgence, arrangement or other action referred to above is not materially adverse to the interests of the Securityholders or the Credit Enhancer and is generally consistent with the
Master Servicer's policies with respect to mortgage loans similar to those in the Home Loan
Pool (meaning, mortgage loans used for home improvement or debt consolidation); provided, however, that the Master Servicer may not modify or permit any Subservicer to modify any
Home Loan (including without limitation any modification that would change the Loan Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Home Loan) or extend the final maturity date of such Home Loan) unless such
Home Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable.  The general terms of any waiver, modification, forgiveness, postponement or indulgence with respect to any of the Home Loans will be included in the
Servicing Certificate, and such Home Loans will not be considered "delinquent" for the purposes of the Basic Documents so long as the Mortgagor complies with the terms of such waiver, modification, forgiveness, postponement or indulgence.

(b)     The Master Servicer shall establish a Custodial Account, which shall be an Eligible
Account in which the Master Servicer shall deposit or cause to be deposited any amounts representing payments and collections in respect of the Home Loans received by it subsequent to the Cut-off Date (other than in respect of the payments referred to in the following paragraph) within one Business Day following receipt thereof (or otherwise on or prior to the Closing Date), including the following payments and collections received or made by it
(without duplication):

(i)     all payments of  principal or interest on the Home Loans received by the Master
        Servicer from the respective Subservicer, net of any portion of the interest thereof retained by the Subservicer as Subservicing Fees;

(ii)    the aggregate Repurchase Price of the Home Loans purchased by the Master Servicer pursuant to Section 3.15 or by the Limited Repurchase Price Holder pursuant to
        Section 3.16;

(iii)   Net Liquidation Proceeds net of any related Foreclosure Profit;

(iv)    all proceeds of any Home Loans repurchased by the Seller pursuant to the Home Loan
        Purchase Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Loan pursuant to the
        Home Loan Purchase Agreement;

(v)     Insurance Proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property; and

(vi)    amounts required to be paid by the Master Servicer pursuant to Sections 3.04 and 8.08.

provided, however, that with respect to each Collection Period, the Master Servicer shall be permitted to retain from payments in respect of interest on the Home Loans, the Master
Servicing Fee for such Collection Period.  The foregoing requirements respecting deposits to the Custodial Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Master Servicer need not deposit in the Custodial Account amounts representing Foreclosure Profits, fees (including annual fees), late charge penalties and prepayment charges payable by Mortgagors (such amounts to be retained as additional servicing compensation in accordance with Section 3.09 hereof), or amounts received by the Master Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.  In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master
Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding.  The Custodial Account may contain funds that belong to one or more trust funds created for the notes or certificates of other series and may contain other funds respecting payments on other mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Home Loans and shall hold all collections in the Custodial Account to the extent they represent collections on the Home Loans for the benefit of the Trust, the
Securityholders, the Credit Enhancer and the Indenture Trustee, as their interests may appear.  The Master Servicer shall retain all Foreclosure Profits as additional servicing compensation.

        The Master Servicer may cause the institution maintaining the Custodial Account to invest any funds in the Custodial Account in Permitted Investments (including obligations of the Master Servicer or any of its Affiliates, if such obligations otherwise qualify as
Permitted Investments), which investments shall mature not later than the Business Day preceding the next succeeding Payment Date and which investments shall not be sold or disposed of prior to maturity.  Except as provided above, all income and gain realized from any such investment shall inure to the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

(c)     The Master Servicer shall require each Subservicer to hold all funds constituting collections on the Home Loans, pending remittance thereof to the Master Servicer, in one or more accounts meeting the requirements of an Eligible Account, and invested in Permitted
Investments.

Section 3.03.    Withdrawals from the Custodial Account.  The Master Servicer shall, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Home Loans for the following purposes:

(i)     to remit to the Paying Agent for deposit in the Payment Account, on the Business Day prior to each Payment Date, an amount equal to the Interest Collections and Principal
        Collections required to be distributed on such Payment Date;

(ii)    to the extent deposited to the Custodial Account, to reimburse itself or the related
        Subservicer for previously unreimbursed expenses, made pursuant to Section 3.01, incurred in maintaining individual insurance policies pursuant to Section 3.04, or
        Liquidation Expenses, paid pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Servicing Agreement (to the extent not payable pursuant to Section 3.09), such withdrawal right being limited to amounts received on particular Home Loans (other than any Repurchase Price in respect thereof) which represent late recoveries of the payments for which such advances were made, or from related Net Liquidation Proceeds or the proceeds of the purchase of such Home Loan;

(iii)   to pay to itself out of each payment received on account of interest on a Home Loan as contemplated by Section 3.09, an amount equal to the related Master Servicing Fee
        (to the extent not retained pursuant to Section 3.02), and to pay to any Subservicer any Subservicing Fees not previously withheld by the Subservicer;

(iv)    to the extent deposited in the Custodial Account to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account and Payment Account that it is entitled to withdraw pursuant to
        Sections 3.02(b) and 5.01;

(v)     to the extent deposited in the Custodial Account, to pay to itself as additional servicing compensation any Foreclosure Profits;

(vi)    to pay to itself or the Seller, with respect to any Home Loan or property acquired in respect thereof that has been purchased or otherwise transferred to the Seller, the
        Master Servicer, the Limited Repurchase Right Holder or other entity, all amounts received thereon and not required to be distributed to Securityholders as of the date on which the related Purchase Price or Repurchase Price is determined;

(vii)   to clear and terminate the Custodial Account upon the termination of this Agreement;
        and

(viii)  to withdraw any other amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.02.

        Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Home Loan, the Master Servicer shall keep and maintain separate accounting, on a
Home Loan by Home Loan basis, for the purpose of justifying any withdrawal from the
Custodial Account pursuant to such clauses.  Notwithstanding any other provision of this
Servicing Agreement, the Master Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Servicing Agreement that the Master Servicer determines to be otherwise nonrecoverable (except with respect to any Home Loan as to which the Repurchase
Price has been paid), by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Home Loans on any Business Day prior to the Payment Date succeeding the date of such determination.

Section 3.04.    Maintenance of Hazard Insurance; Property Protection Expenses.  The Master
Servicer shall cause to be maintained for each Home Loan hazard insurance naming the Master
Servicer or related Subservicer as loss payee thereunder providing extended coverage in an amount which is at least equal to at least 100% of the insurable value of the improvements
(guaranteed replacement) or the sum of the unpaid principal balance of the first mortgage loan and the Home Loan amount.  The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Home Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy.  Amounts collected by the Master Servicer under any such policies
(other than amounts to be applied to the restoration or repair of the related Mortgaged
Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial
Account to the extent called for by Section 3.02.  In cases in which any Mortgaged Property is located at any time during the life of a Home Loan in a federally designated flood area, the hazard insurance to be maintained for the related Home Loan shall include flood insurance (to the extent available).  All such flood insurance shall be in amounts equal to the lesser of (i) the amount required to compensate for any loss or damage to the related
Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for such Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).  The Master Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Home Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  If the Master Servicer shall obtain and maintain a blanket policy consistent with its general mortgage servicing activities insuring against hazard losses on all of the Home Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.04, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section
3.04 and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause.  Any such deposit by the Master Servicer shall be made on the last Business Day of the Collection Period in the month in which payments under any such policy would have been deposited in the Custodial Account.  In connection with its activities as servicer of the Home Loans, the Master Servicer agrees to present, on behalf of itself, the Issuer and the Indenture Trustee, claims under any such blanket policy.

Section 3.05.    Modification Agreements; Release or Substitution of Lien.  (a)  The Master
Servicer or the related Subservicer, as the case may be, shall be entitled to (A) execute assumption agreements, modification agreements, substitution agreements, and instruments of satisfaction or cancellation or of partial or full release or discharge, or any other document contemplated by this Servicing Agreement and other comparable instruments with respect to the Home Loans and with respect to the Mortgaged Properties subject to the
Mortgages (and the Issuer and the Indenture Trustee each shall promptly execute any such documents on request of the Master Servicer) and (B) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged
Properties or other similar matters, in each case if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related
Home Loans, that the security for, and the timely and full collectability of, such Home
Loans would not be adversely affected thereby.  A partial release pursuant to this Section
3.05 shall be permitted only if the Combined Loan-to-Value Ratio for such Home Loan after such partial release does not exceed the Combined Loan-to-Value Ratio for such Home Loan as of the Cut-off Date.  Any fee collected by the Master Servicer or the related Subservicer for processing such request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(b)     The Master Servicer may enter into an agreement with a Mortgagor to release the lien on the Mortgaged Property relating to a Home Loan (the "Existing Lien"), if at the time of such agreement the Home Loan is current in payment of principal and interest, under any of the following circumstances:

(i)     in any case in which, simultaneously with the release of the Existing Lien, the
        Mortgagor executes and delivers to the Master Servicer a Mortgage on a substitute
        Mortgaged Property, provided that the Combined Loan-to-Value Ratio of the Home Loan
        (calculated based on the Appraised Value of the substitute Mortgaged Property) is not greater than the Combined Loan-to-Value Ratio prior to releasing the Existing Lien;

(ii)    in any case in which, simultaneously with the release of the Existing Lien, the
        Mortgagor executes and delivers to the Master Servicer a Mortgage on a substitute
        Mortgaged Property, provided that: (A) the Combined Loan-to-Value Ratio of the Home
        Loan (calculated based on the Appraised Value of the substitute Mortgaged Property)
        is not greater than the lesser of (1) 125% and (2) 105% of the Combined Loan-to-Value
        Ratio prior to releasing the Existing Lien; and (B) the Master Servicer determines that at least two appropriate compensating factors are present (compensating factors may include, without limitation, an increase in the Mortgagor's monthly cash flow after debt service, the Mortgagor's debt-to-income ratio has not increased since origination, or an increase in the Mortgagor's credit score); or

(iii)   in any case in which, at the time of release of the Existing Lien, the Mortgagor does not provide the Master Servicer with a Mortgage on a substitute Mortgaged Property
        (any Home Loan that becomes and remains unsecured in accordance with this subsection, an "Unsecured Loan"), provided that: (A) the Mortgagor, in addition to being current in payment of principal and interest on the related Home Loan, is current in payment of principal and interest on any loan senior to the Home Loan; (B) the Mortgagor's
        Credit Score, as determined by the Master Servicer at the time of the request for release of lien, is not less than 640; (C) the Mortgagor makes a cash contribution in reduction of the outstanding principal balance of the Home Loan, which may include any net proceeds from the sale of the original Mortgaged Property, of not less than
        20% of the unpaid principal balance of the Home Loan; and (D) the Mortgagor signs a reaffirmation agreement acknowledging that they must continue to pay in accordance with the terms of the original Mortgage Note;

(iv)    If the above conditions (iii)(A) through (iii)(D) are not met, the Master Servicer may still enter into an agreement to release the Existing Lien, provided that:
        (A) the Master Servicer shall not permit the release of an Existing Lien under this clause (iv) as to more than 200 Home Loans in any calendar year; (B) at no time shall the aggregate Principal Balance of Unsecured Loans exceed 5% of the then Pool
        Balance; (C) the Mortgagor agrees to an automatic debit payment plan; and (D) the
        Master Servicer shall provide notice to each Rating Agency that has requested notice of such releases.

        In connection with any Unsecured Loan, the Master Servicer may require the Mortgagor to enter into an agreement under which:  (i) the Loan Rate may be increased effective until a substitute Mortgage meeting the criteria under (i) or (ii) above is provided; or (ii) any other provision may be made which the Master Servicer considers to be appropriate.
Thereafter, the Master Servicer shall determine in its discretion whether to accept any proposed Mortgage on any substitute Mortgaged Property as security for the Home Loan, and the Master Servicer may require the Mortgagor to agree to any further conditions which the
Master Servicer considers appropriate in connection with such substitution, which may include a reduction of the Loan Rate (but not below the Loan Rate in effect at the Closing
Date).  Any Home Loan as to which a Mortgage on a substitute Mortgaged Property is provided in accordance with the preceding sentence shall no longer be deemed to be an Unsecured Loan.

Section 3.06.    Trust Estate; Related Documents.  (a)  When required by the provisions of this Servicing Agreement, the Issuer or the Indenture Trustee shall execute instruments to release property from the terms of the Trust Agreement, Indenture or Custodial Agreement, as
applicable, or convey the Issuer's or the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this
Servicing Agreement.  No party relying upon an instrument executed by the Issuer or the
Indenture Trustee as provided in this Section 3.06 shall be bound to ascertain the Issuer's or the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(b)     If from time to time the Master Servicer shall deliver to the Custodian copies of any written assurance, assumption agreement or substitution agreement or other similar agreement pursuant to Section 3.05, the Custodian shall check that each of such documents purports to be an original executed copy (or a copy of the original executed document if the original executed copy has been submitted for recording and has not yet been returned) and, if so, shall file such documents, and upon receipt of the original executed copy from the applicable recording office or receipt of a copy thereof certified by the applicable recording office shall file such originals or certified copies with the Related Documents.
If any such documents submitted by the Master Servicer do not meet the above qualifications, such documents shall promptly be returned by the Custodian to the Master Servicer pursuant to the related Custodial Agreement, with a direction to the Master Servicer to forward the correct documentation.

(c)     Upon receipt of a Request for Release from the Master Servicer substantially in the form of Exhibit C, to the effect that a Home Loan has been the subject of a final payment or a prepayment in full and the related Home Loan has been terminated or that substantially all
Liquidation Proceeds which have been determined by the Master Servicer in its reasonable judgment to be finally recoverable have been recovered, and upon deposit to the Custodial
Account of such final monthly payment, prepayment in full together with accrued and unpaid interest to the date of such payment with respect to such Home Loan or, if applicable, Net
Liquidation Proceeds, the Custodian shall promptly release the Related Documents to the
Master Servicer pursuant to the related Custodial Agreement, which the Indenture Trustee shall execute, along with such documents as the Master Servicer or the related Mortgagor may request to evidence satisfaction and discharge of such Home Loan, upon request of the Master
Servicer.  If from time to time and as appropriate for the servicing or foreclosure of any
Home Loan, the Master Servicer requests the Custodian to release the Related Documents and delivers to the Custodian a trust receipt reasonably satisfactory to the Custodian and signed by a Responsible Officer of the Master Servicer, the Custodian shall release the
Related Documents to the Master Servicer pursuant to the related Custodial Agreement.  If such Home Loans shall be liquidated and the Custodian receives a certificate from the Master
Servicer as provided above, then, upon request of the Master Servicer, the Custodian shall release the trust receipt to the Master Servicer pursuant to the related Custodial Agreement.

Section 3.07.    Realization Upon Defaulted Home Loans; Loss Mitigation.  With respect to such of the Home Loans as come into and continue in default, the Master Servicer shall decide whether to (i) foreclose upon the Mortgaged Properties securing such Home Loans, (ii)
write off the unpaid principal balance of the Home Loans as bad debt, (iii) take a deed in lieu of foreclosure, (iv) accept a short sale (a payoff of the Home Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged
Property by the Mortgagor) or permit a short refinancing (a payoff of the Home Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (v) arrange for a repayment plan, (vi) agree to a modification in accordance with this Servicing
Agreement, or (vii) take an unsecured note, in connection with a negotiated release of the lien of the Mortgage in order to facilitate a settlement with the Mortgagor; in each case subject to the rights of any related first lien holder; provided that in connection with the foregoing if the Master Servicer has actual knowledge that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such
Mortgaged Property would not be commercially reasonable, then the Master Servicer shall not cause the Issuer or the Indenture Trustee to acquire title to such Mortgaged Property in a foreclosure or similar proceeding.  In connection with such decision, the Master Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default if deemed to be appropriate by the Master Servicer) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or attempted foreclosure which is not completed or other conversion in a manner that is consistent with the provisions of this Servicing Agreement.  The foregoing is subject to the proviso that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or attempted foreclosure which is not completed or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that such expenditure will increase Net Liquidation Proceeds.  In the event of a determination by the Master Servicer that any such expenditure previously made pursuant to this Section 3.07 will not be reimbursable from Net Liquidation Proceeds, the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to
Section 3.03.

        Notwithstanding any provision of this Servicing Agreement, a Home Loan may be deemed to be finally liquidated if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Home Loan have been received; provided, however, the Master Servicer shall treat any Home Loan that is 180 days or more delinquent as having been finally liquidated.  Any subsequent collections with respect to any such Home
Loan shall be deposited to the Custodial Account.  For purposes of determining the amount of any Liquidation Proceeds or Insurance Proceeds, or other unscheduled collections, the Master
Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Home Loan.

        In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the
Indenture Trustee, who shall hold the same on behalf of the Issuer in accordance with
Section 3.13 of the Indenture.  Notwithstanding any such acquisition of title and cancellation of the related Home Loan, such Mortgaged Property shall (except as otherwise expressly provided herein) be considered to be an outstanding Home Loan held as an asset of the Issuer until such time as such property shall be sold.

        Any proceeds from the purchase or repurchase that occurs prior to the Home Loan becoming a Liquidated Home Loan of any Home Loan pursuant to the terms of this Servicing
Agreement (including without limitation Sections 2.03, 3.15 and 3.16) will be applied in the following order of priority: first, to the Master Servicer or the related Subservicer, all
Servicing Fees payable therefrom to the Payment Date on which such amounts are to be deposited in the Payment Account; second, as Interest Collections, accrued and unpaid interest on the related Home Loan, at the Net Loan Rate to the Payment Date on which such amounts are to be deposited in the Payment Account; and third, as Principal Collections, as a recovery of principal on the Home Loan.

        Liquidation Proceeds with respect to a Liquidated Home Loan will be applied in the following order of priority: first, to reimburse the Master Servicer or the related
Subservicer in accordance with this Section 3.07 for any Liquidation Expenses; second, to the Master Servicer or the related Subservicer, all unpaid Servicing Fees through the date of receipt of the final Liquidation Proceeds; third, as Principal Collections, as a recovery of principal on the Home Loan, up to an amount equal to the Loan Balance of the related Home
Loan immediately prior to the date it became a Liquidated Home Loan; fourth, as Interest
Collections, accrued and unpaid interest on the related Home Loan at the Net Loan Rate through the date of receipt of the final Liquidation Proceeds; and fifth, to Foreclosure
Profits.

        Proceeds and other recoveries from a Home Loan after it becomes a Liquidated Home
Loan will be applied in the following order of priority: first, to reimburse the Master
Servicer or the related Subservicer in accordance with this Section 3.07 for any expenses previously unreimbursed from Liquidation Proceeds or otherwise; second, to the Master
Servicer or the related Subservicer, all unpaid Servicing Fees payable thereto through the date of receipt of the proceeds previously unreimbursed from Liquidation Proceeds or otherwise; third, as Interest Collections, up to an amount equal to the sum of (a) the Loan
Balance of the related Home Loan immediately prior to the date it became a Liquidated Home
Loan, less any Net Liquidation Proceeds previously received with respect to such Home Loan and applied as a recovery of principal, and (b) accrued and unpaid interest on the related
Home Loan at the Net Loan Rate through the date it became a Liquidation Home Loan; and
fourth, to Foreclosure Profits.

Section 3.08.    Issuer and Indenture Trustee to Cooperate.  On or before each Payment Date, the Master Servicer will notify the Indenture Trustee or the Custodian, with a copy to the
Issuer, of the termination of or the payment in full and the termination of any Home Loan during the preceding Collection Period.  Upon receipt of payment in full, the Master
Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, if the assignments of Mortgage have been recorded if required under the Home Loan Purchase
Agreement, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Master Servicer if required by applicable law and be delivered to the Person entitled thereto, and to cause the removal from the registration on the MERS(R)System of such Mortgage, if applicable.  It is understood and agreed that any expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Custodial Account.  From time to time and as appropriate for the servicing or foreclosure of any Home Loan, the Indenture Trustee or the
Custodian shall, upon request of the Master Servicer and delivery to the Indenture Trustee or Custodian, with a copy to the Issuer, of a Request for Release, signed by a Servicing
Officer, release or cause to be released the related Mortgage File to the Master Servicer and the Issuer or Indenture Trustee shall promptly execute such documents, in the forms provided by the Master Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions.  Such trust receipt shall obligate the
Master Servicer to return the Mortgage File to the Indenture Trustee or the Custodian (as
specified in such receipt) when the need therefor by the Master Servicer no longer exists unless the Home Loan shall be liquidated, in which case, upon receipt of a certificate of a
Servicing Officer similar to that hereinabove specified, the trust receipt shall be released to the Master Servicer.

        In order to facilitate the foreclosure of the Mortgage securing any Home Loan that is in default following recordation of the related Assignment of Mortgage in accordance with the provisions of the Home Loan Purchase Agreement, the Indenture Trustee or the Issuer
shall, if so requested in writing by the Master Servicer, promptly execute an appropriate assignment in the form provided by the Master Servicer to assign such Home Loan for the purpose of collection to the Master Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Home Loan and deposit or credit the Net
Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the
Custodial Account.  In the event that all delinquent payments due under any such Home Loan are paid by the Mortgagor and any other defaults are cured, then the assignee for collection shall promptly reassign such Home Loan to the Indenture Trustee and return all Related
Documents to the place where the related Mortgage File was being maintained.

        In connection with the Issuer's obligation to cooperate as provided in this Section
3.08 and all other provisions of this Servicing Agreement requiring the Issuer to authorize or permit any actions to be taken with respect to the Home Loans, the Indenture Trustee, as pledgee of the Home Loans and as assignee of record of the Home Loans on behalf of the
Issuer pursuant to Section 3.13 of the Indenture, expressly agrees, on behalf of the Issuer, to take all such actions on behalf of the Issuer and to promptly execute and return all instruments reasonably required by the Master Servicer in connection therewith; provided that if the Master Servicer shall request a signature of the Indenture Trustee, on behalf of the Issuer, the Master Servicer shall deliver to the Indenture Trustee an Officer's
Certificate stating that such signature is necessary or appropriate to enable the Master
Servicer to carry out its servicing and administrative duties under this Servicing
Agreement.

Section 3.09.    Servicing Compensation; Payment of Certain Expenses by Master Servicer.  The
Master Servicer shall be entitled to receive the Master Servicing Fee in accordance with
Sections 3.02 and 3.03 as compensation for its services in connection with servicing the
Home Loans.  Moreover, additional servicing compensation in the form of late payment charges, prepayment charges, investment income on amounts in the Custodial Account or the
Payment Account and other receipts not required to be deposited in the Custodial Account as specified in Section 3.02 shall be retained by the Master Servicer.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Securityholders, including, without limitation, the fees and expenses of the Owner Trustee, Indenture Trustee and any Custodian) and shall not be entitled to reimbursement therefor.

Section 3.10.    Annual Statement as to Compliance.  (a) The Master Servicer will deliver to the Depositor, the Issuer, the Credit Enhancer and the Indenture Trustee on or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the
Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, a servicer compliance certificate, signed by an authorized officer of the Master Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

(i)     A review of the Master Servicer's activities during the reporting period and of its performance under this Servicing Agreement has been made under such officer's supervision.

(ii)    To the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Servicing Agreement in all materials respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

        The Master Servicer shall use commercially reasonable efforts to obtain from all other parties participating in the servicing function any additional certifications required under Item 1123 of Regulation AB to the extent required to be included in a Report on Form
10-K; provided, however, that a failure to obtain such certifications shall not be a breach of the Master Servicer's duties hereunder if any such party fails to deliver such a certification.

(b)     The Master Servicer shall deliver to the Issuer and the Indenture Trustee, with a copy to the Credit Enhancer, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's
Certificate of any event which with the giving of notice or the lapse of time or both, would become a Servicing Default.

Section 3.11.    Annual Independent Public Accountants' Servicing Report.  On or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the
Exchange Act and the rules and regulations of the Commission, the date on which the annual report is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of
Certified Public Accountants, to furnish a report to the Depositor, the Credit Enhancer and the Indenture Trustee the attestation required under Item 1122(b) of Regulation AB.  In rendering such statement, such firm may rely, as to matters relating to the direct servicing of home loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the
American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.12.    Access to Certain Documentation and Information Regarding the Home Loans.
Whenever required by statute or regulation, the Master Servicer shall provide to the Credit
Enhancer and any Securityholder upon reasonable request (or a regulator for a
Securityholder) or the Indenture Trustee, reasonable access to the documentation regarding the Home Loans such access shall be afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer.  Nothing in this
Section 3.12 shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

Section 3.13.    Maintenance of Certain Servicing Insurance Policies.  The Master Servicer
shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents.  Each such policy or policies and fidelity bond shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, for Persons performing servicing for loans similar to the Home Loans purchased by such entity.

Section 3.14.    Information Required by the Internal Revenue Service and Reports of
Foreclosures and Abandonments of Mortgaged Property.  The Master Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws.  In particular, with respect to the requirement under
Section 6050J of the Code to the effect that the Master Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 2006, the Master Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the Master Servicer (i) on behalf of the Issuer, acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Home Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned.  The reports from the Master
Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J and Section 6050H (reports relating to mortgage interest received) of the Code.

Section 3.15.    Optional Repurchase of Defaulted Home Loans.  Notwithstanding any provision in Section 3.07 to the contrary, the Master Servicer, at its option and in its sole discretion, may repurchase any Home Loan delinquent in payment for a period of 90 days or longer for a price equal to the Repurchase Price.

Section 3.16.    Limited Home Loan Repurchase Right.  The Limited Repurchase Right Holder
will have the irrevocable option at any time to purchase any of the Home Loans at the
Repurchase Price, up to a maximum of five Home Loans.  In the event that this option is exercised as to any five Home Loans in the aggregate, this option will thereupon terminate.
If at any time the Limited Repurchase Right Holder makes a payment to the Custodial Account covering the amount of the Repurchase Price for such a Home Loan, and the Limited Repurchase
Right Holder provides to the Indenture Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Custodial Account, then, at the request of the Limited Repurchase Right Holder, the Indenture Trustee shall execute the assignment of such Home Loan, without recourse, to the Limited Repurchase Right Holder which shall succeed to all the Indenture Trustee's right, title and interest in and to such
Home Loan, and all security and documents relative thereto.  Such assignment shall be an assignment outright and not for security.  The Limited Repurchase Right Holder will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Indenture Trustee with respect thereto.

ARTICLE IV

                                    SERVICING CERTIFICATE

Section 4.01.    Statements to Securityholders.  (a)  With respect to each Payment Date, on the Business Day following the related Determination Date (or with respect to any Payment
Date for which an Insured Payment will occur, no later than 12:00 P.M.  New York City time, on the second Business Day prior to the applicable Payment Date), the Master Servicer shall forward to the Indenture Trustee and the Indenture Trustee pursuant to Section 3.26 of the
Indenture shall forward or cause to be forwarded by mail or otherwise make available electronically at www.jpmorgan.com/sfr to each Certificateholder, Noteholder, the Credit
Enhancer, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating
Agency, a statement setting forth the following information (the "Servicing Certificate") as to the Notes and Certificates, to the extent applicable:

(i)     the applicable Record Date, Determination Date and Payment Date;

(ii)    the aggregate amount of payments received with respect to the Home Loans, including prepayment amounts;

(iii)   the Servicing Fee and Subservicing Fee payable to the Master Servicer and the
        Subservicer;

(iv)    the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

(v)     the aggregate amount of (a) Interest Collections, (b) Principal Collections and (c)
        Substitution Adjustment Amounts for such Collection Period;

(vi)    (a) the amount of such distribution to the Securityholders of such Class applied to reduce the Note Balance or Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

(vii)   the amount of such distribution to Holders of such Class of Securities allocable to interest;

(viii)  if the distribution to the Holders of such Class of Securities is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(ix)    the aggregate Note Balance or Certificate Principal Balance of each Class of
        Securities, before and after giving effect to the amounts distributed on such Payment
        Date, separately identifying any reduction thereof due to Liquidation Loss Amounts other than pursuant to an actual distribution of principal;

(x)     the Note Rate for each Class of Notes for such Payment Date, separately identifying
        LIBOR for such Payment Date, if applicable.

(xi)    the weighted average remaining term to maturity of the Home Loans after giving effect to the amounts distributed on such Payment Date;

(xii)   the weighted average Loan Rates of the Home Loans after giving effect to the amounts distributed on such Payment Date;

(xiii)  the percentage of the outstanding principal balances of the Notes after giving effect to the distributions on that Payment Date;

(xiv)   the number and Pool Balance of the Home Loans after giving effect to the distribution of principal on such Payment Date and the number of Home Loans at the beginning and end of the preceding Collection Period;

(xv)    on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate Loan Balances of Home Loans (a) as to which the Monthly Payment is
        Delinquent 30-59 days, 60-89 days and 90 or more days, respectively, (b) that are foreclosed, (c) that have become REO and (d) that have been finally liquidated due to being 180 days or more delinquent, in each case as of the end of the related
        Collection Period; provided, however, that such information will not be provided on the statements relating to the first Payment Date;

(xvi)   the aggregate Liquidation Loss Amounts with respect to the related Collection Period, the amount of any Liquidation Loss Payment Amounts with respect to the Notes, and the aggregate of the Liquidation Loss Amounts from all Collection Periods to date expressed as dollars and as a percentage of the aggregate Cut-off Date Loan Balance;

(xvii)  any material modifications, extensions or waivers to the terms of the Home Loans during the Collection Period or that have cumulatively become material over time;

(xviii) any material breaches of Home Loan representations or warranties or covenants in the
        Home Loan Purchase Agreement.

(xix)   The amount of any Insured Payment, if any, for such Payment Date and the aggregate amount of prior draws thereunder not yet reimbursed;

(xx)    the number, aggregate principal balance and book value of any REO properties;

(xxi)   the aggregate accrued interest remaining unpaid, if any, for each Class of
        Securities, after giving effect to the distribution made on such Payment Date;

(xxii)  (a) the number and principal amount of release agreements pursuant to Section
        3.05(b)(iv) entered into during the calendar year and since the Closing Date, stated
        separately, for the Home Loans and, the aggregate outstanding principal amount of such release agreements expressed as a percentage of the Pool Balance with information provided separately with respect to all Unsecured Loans and (b) the number and principal amount of Capitalization Workouts pursuant to Section 3.02(a)(v)
        entered into since the Closing Date;

(xxiii) the aggregate amount recovered during the related Collection Period consisting of all subsequent recoveries on any Home Loan that was 180 days or more delinquent;

(xxiv)  [reserved];

(xxv)   the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee;

(xxvi)  the amount, if any, to be paid by a Derivative Counterparty under a Derivative
        Contract;

(xxvii) whether or not a Servicing Trigger has occurred; and

(xxviii)       the Outstanding Reserve Amount and the Reserve Amount Target immediately following such Payment Date.

        In the case of information furnished pursuant to clauses (vi) and (vii) above, the amounts shall be expressed as an aggregate dollar amount per Note or Certificate, as applicable, with a $1,000 denomination.

(b)     In addition, with respect to each Payment Date, on the Business Day following the related Determination Date, the Master Servicer shall forward to the Credit Enhancer and the
Rating Agencies the following information for each Capitalization Workout entered into during the related Collection Period:

(i)     the original Home Loan amount;

(ii)    the Home Loan amount after the Capitalization Workout;

(iii)   the original Monthly Payment amount;

(iv)    the Monthly Payment amount after the Capitalization Workout;

(v)     the Capitalized Amount as defined in Section 3.02(a)(v) herein;

(vi)    the Combined Loan-to-Value Ratio prior to the Capitalization Workout;

(vii)   the Combined Loan-to-Value Ratio after the Capitalization Workout; and

(viii)  if an appraisal was used in determining the Combined Loan-to-Value Ratio referred to in (vii) above, the type and date of appraisal.

        The Master Servicer shall also forward to the Indenture Trustee any other information reasonably requested by the Indenture Trustee necessary to make distributions pursuant to
Section 3.05 of the Indenture.  Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Certificate Paying Agent and the Indenture Trustee setting forth the aggregate amounts required to be withdrawn from the Custodial Account and deposited into the Payment Account on the Business Day preceding the related Payment Date pursuant to Section 3.03.  The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Owner Trustee and
Indenture Trustee shall be protected in relying upon the same without any independent check or verification.  In addition, upon the Issuer's written request, the Master Servicer shall promptly furnish information reasonably requested by the Issuer that is reasonably available to the Master Servicer to enable the Issuer to perform its federal and state income tax reporting obligations.

        The Master Servicer shall also forward to the Credit Enhancer and/or its designees any additional information, including without limitation, loss and delinquency information requested by the Credit Enhancer, with respect to the Home Loans.

Section 4.02.    Tax Reporting.  So long as 100% of the Certificates are owned by the same person, then no separate federal and state income tax returns and information returns or reports will be filed with respect to the Issuer, and the Issuer will be treated as an entity disregarded from the 100% Certificateholder.

Section 4.03.    Calculation of Adjusted Issue Price.  The Master Servicer shall calculate the Adjusted Issue Price for purposes of calculating the Termination Price.

Section 4.04.    Exchange Act Reporting.

(a)     The Master Servicer shall, on behalf of the Depositor and in respect of the Trust
Estate, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the
Commission thereunder including, without limitation, reports on Form 10-K, Form 10-D and
Form 8-K.  In connection with the preparation and filing of such periodic reports, the
Indenture Trustee shall timely provide to the Master Servicer (I) a list of Securityholders as shown on the Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Indenture Trustee, as trustee hereunder, or the Trust Estate that are received by the Indenture Trustee, (III) notice of all matters that, to the actual knowledge of a
Responsible Officer of the Indenture Trustee, have been submitted to a vote of the
Securityholders, other than those matters that have been submitted to a vote of the
Securityholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Indenture Trustee to make any distribution to the Securityholders as required pursuant to this Agreement. Neither the Master Servicer nor the Indenture Trustee
shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct

(b)     Any Form 10-K filed with the Commission in connection with this Section 4.04 shall include:

(i)     A certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit D hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in
        compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

(ii)    A report regarding its assessment of compliance during the preceding calendar year with all applicable servicing criteria set forth in relevant Commission regulations with respect to mortgage-backed securities transactions taken as a whole involving the Master Servicer that are backed by the same types of assets as those backing the certificates, as well as similar reports on assessment of compliance received from other parties participating in the servicing function as required by relevant
        Commission regulations, as described in Item 1122(a) of Regulation AB.  The Master
        Servicer shall obtain from all other parties participating in the servicing function any required certifications.

(iii)   With respect to each assessment report described immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission regulations, as described in Regulation 1122(b) of Regulation AB and Section 3.11.

(iv)    The servicer compliance certificate required to be delivered pursuant Section 3.10.

(c)     In connection with the Form 10-K Certification, the Indenture Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit E.

(d)     This Section 4.04 may be amended in accordance with this Servicing Agreement without the consent of the Securityholders.

(e)     The Indenture Trustee shall make available on the Indenture Trustee's internet website each of the reports filed with the Commission by or on behalf of the Depositor under the Exchange Act, as soon as reasonably practicable upon delivery of such reports to the
Indenture Trustee.

ARTICLE V

                                       PAYMENT ACCOUNT

Section 5.01.    Payment Account.  The Indenture Trustee shall establish and maintain a
Payment Account entitled "JPMorgan Chase Bank, National Association, as Indenture Trustee,
for the benefit of the Securityholders, the Credit Enhancer and the Certificate Paying Agent
pursuant to the Indenture, dated as of July 21, 2006, between Home Loan Trust 2006-HI3 and
JPMorgan Chase Bank, National Association".  The Payment Account shall be an Eligible
Account.  On each Payment Date, amounts on deposit in the Payment Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture.  The
Indenture Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Payment Account to invest the funds in the Payment Account in
Permitted Investments designated in the name of the Indenture Trustee, which shall mature not later than the Business Day next preceding the Payment Date next following the date of such investment (except that (i) any investment in the institution with which the Payment
Account is maintained or a fund for which such institution serves as custodian may mature on such Payment Date and (ii) any other investment may mature on such Payment Date if the
Indenture Trustee shall advance funds on such Payment Date to the Payment Account in the amount payable on such investment on such Payment Date, pending receipt thereof to the extent necessary to make distributions on the Securities) and shall not be sold or disposed of prior to maturity.  All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized.

ARTICLE VI

                                     THE MASTER SERVICER

Section 6.01.    Liability of the Master Servicer.  The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer herein.

Section 6.02.    Merger or Consolidation of, or Assumption of the Obligations of, the Master
Servicer.  Any corporation into which the Master Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any corporation succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

        The Master Servicer may assign its rights and delegate its duties and obligations under this Servicing Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service Home Loans is reasonably satisfactory to the Indenture Trustee (as pledgee of the Home Loans), the Credit Enhancer and the Issuer, is willing to service the Home Loans and executes and delivers to the
Indenture Trustee and the Issuer an agreement in form and substance reasonably satisfactory to the Credit Enhancer, the Indenture Trustee and the Issuer, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Servicing Agreement;
provided further that each Rating Agency's rating of the Securities in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each
Rating Agency), if determined without regard to the Credit Enhancement Instrument, and provided further that the Owner Trustee receives an Opinion of Counsel to the effect that such assignment or delegation shall not cause the Trust to be treated as a corporation for federal or state income tax purposes.

        Notwithstanding anything to the contrary set forth herein, any Person into which the
Master Servicer may be merged or converted or with which it may be consolidated, or any
Person resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

        The conversion of Residential Funding Corporation's organizational structure from a
Delaware corporation to a limited liability company shall not require the consent of any party or notice to any party and shall not in any way affect the rights or obligations of
Residential Funding Corporation hereunder.

Section 6.03.    Limitation on Liability of the Master Servicer and Others.  Neither the
Master Servicer nor any of the directors or officers or employees or agents of the Master
Servicer shall be under any liability to the Issuer, the Owner Trustee, the Indenture
Trustee or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Servicing Agreement, provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.  The Master Servicer and any director or officer or employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Master Servicer and any director or officer or employee or agent of the
Master Servicer shall be indemnified by the Issuer and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Servicing
Agreement or the Securities, including any amount paid to the Owner Trustee or the Indenture
Trustee pursuant to Section 6.06(b), other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.  The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Home Loans in accordance with this Servicing Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this
Servicing Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders.  In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the
Issuer, and the Master Servicer shall be entitled to be reimbursed therefor.  The Master
Servicer's right to indemnity or reimbursement pursuant to this Section 6.03 shall survive any resignation or termination of the Master Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

Section 6.04.    Master Servicer Not to Resign.  Subject to the provisions of Section 6.02, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer or its subsidiaries or Affiliates at the date of this Servicing Agreement or (ii) upon satisfaction of the following conditions:  (a) the
Master Servicer shall have proposed a successor servicer to the Issuer and the Indenture
Trustee in writing and such proposed successor servicer is reasonably acceptable to the
Issuer, the Credit Enhancer and the Indenture Trustee; (b) each Rating Agency shall have delivered a letter to the Issuer, the Credit Enhancer and the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Master Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Securities, if determined without regard to the
Credit Enhancement Instrument; and (c) such proposed successor servicer is reasonably acceptable to the Credit Enhancer, as evidenced by a letter to the Issuer and the Indenture
Trustee, provided, however, that no such resignation by the Master Servicer shall become effective until such successor servicer or, in the case of (i) above, the Indenture Trustee, as pledgee of the Home Loans, shall have assumed the Master Servicer's responsibilities and obligations hereunder or the Indenture Trustee, as pledgee of the Home Loans, shall have designated a successor servicer in accordance with Section 7.02.  Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in
Sections 7.01 and 7.02 as obligations that survive  the resignation or termination of the
Master Servicer.  Any such determination permitting the   resignation of the Master Servicer
shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture
Trustee and the Credit Enhancer.

Section 6.05.    Delegation of Duties.  In the ordinary course of business, the Master
Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the Master Servicer complies pursuant to Section 3.01.  Such delegation shall not relieve the Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

Section 6.06.    Master Servicer to Pay Indenture Trustee's and Owner Trustee's Fees and
Expenses; Indemnification.  (a)  The Master Servicer covenants and agrees to pay to the
Owner Trustee, the Indenture Trustee and any co-trustee of the Indenture Trustee or the
Owner Trustee from time to time, and the Owner Trustee, the Indenture Trustee and any such co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts created under the Trust
Agreement and the Indenture and in the exercise and performance of any of the powers and duties under the Trust Agreement or the Indenture, as the case may be, of the Owner Trustee, the Indenture Trustee and any co-trustee, and the Master Servicer will pay or reimburse the
Indenture Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or any co-trustee in accordance with any of the provisions of this Servicing Agreement or the Indenture except any such expense, disbursement or advance as may arise from its negligence, willful misfeasance or bad faith.

(b)     The Master Servicer agrees to indemnify the Indenture Trustee and the Owner Trustee for, and to hold the Indenture Trustee and the Owner Trustee, as the case may be, harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on the part of the Indenture Trustee or the Owner Trustee, as the case may be, arising out of, or in connection with, the acceptance and administration of the Issuer and the assets thereof, including the costs and expenses (including reasonable legal fees and expenses) of defending the Indenture Trustee or the Owner Trustee, as the case may be, against any claim in connection with the exercise or performance of any of its powers or duties under any Basic Document (including, without limitation, any claim against the
Indenture Trustee or the Owner Trustee alleging a violation of the Homeownership and Equity
Protection Act of 1994, as amended), provided that:

(i)     with respect to any such claim, the Indenture Trustee or Owner Trustee, as the case may be, shall have given the Master Servicer written notice thereof promptly after the Indenture Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof;

(ii)    while maintaining control over its own defense, the Issuer, the Indenture Trustee or
        Owner Trustee, as the case may be, shall cooperate and consult fully with the Master
        Servicer in preparing such defense; and

(iii)   notwithstanding anything in this Servicing Agreement to the contrary, the Master
        Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the Owner Trustee, as the case may be, entered into without the prior consent of the
        Master Servicer.

No termination of this Servicing Agreement shall affect the obligations created by this
Section 6.06 of the Master Servicer to indemnify the Indenture Trustee and the Owner Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 6.06(b) shall not be available (a) for any loss, liability or expense of the
Indenture Trustee or the Owner Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Indenture Trustee or the Owner Trustee at the direction of the Noteholders or Certificateholders, as the case may be, pursuant to the terms of this Servicing Agreement or (b) where indemnification by the
Indenture Trustee is required pursuant to Section 9.05(a).

ARTICLE VII

                                           DEFAULT

Section 7.01.    Servicing Default.  If any one of the following events ("Servicing Default")
shall occur and be continuing:

(i)     Any failure by the Master Servicer to deposit in the Custodial Account or to remit to the Paying Agent for deposit in the Payment Account any deposit required to be made under the terms of this Servicing Agreement which continues unremedied for a period of five Business Days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Issuer or the Indenture Trustee, or to
        the Master Servicer, the Issuer and the Indenture Trustee by the Credit Enhancer; or

(ii)    Failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the
        Securities or in this Servicing Agreement, which failure, in each case, materially and adversely affects the interests of Securityholders or the Credit Enhancer and which continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Master
        Servicer by the Issuer or the Indenture Trustee, or to the Master Servicer, the
        Issuer and the Indenture Trustee by the Credit Enhancer; or

(iii)   The entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order undischarged or unstayed and in effect for a period of 60 consecutive days; or

(iv)    The Master Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

Then, and in every such case, so long as a Servicing Default shall not have been remedied by the Master Servicer, either the Issuer or the Indenture Trustee, with the consent of the
Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing), or the Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing), by notice then given in writing to the Master Servicer (and to the Issuer and the Indenture
Trustee if given by the Credit Enhancer) may terminate all of the rights and obligations of the Master Servicer as servicer under this Servicing Agreement other than its right to receive servicing compensation and expenses for servicing the Home Loans hereunder during any period prior to the date of such termination and the Issuer or the Indenture Trustee with the consent of the Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing), or the Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing) may exercise any and all other remedies available at law or equity.  Any such notice to the Master Servicer shall also be given to each Rating Agency, the Credit Enhancer and the Issuer.  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Servicing
Agreement, whether with respect to the Securities or the Home Loans or otherwise, shall pass to and be vested in the Indenture Trustee as successor Master Servicer, pursuant to and under this Section 7.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Home Loan and related documents, or otherwise.  The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts relating to the Home Loans that shall at the time be held by the Master Servicer and to be deposited by it in the Custodial Account, or that have been deposited by the Master Servicer in the Custodial Account or thereafter received by the Master Servicer with respect to the Home Loans.  All reasonable costs and expenses
(including, but not limited to, attorneys' fees) incurred in connection with amending this
Servicing Agreement to reflect such succession as Master Servicer pursuant to this Section
7.01 shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Indenture Trustee, the initial Master Servicer) upon presentation of reasonable documentation of such costs and expenses.

        Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a payment on a Home Loan which was due prior to the notice terminating the Master Servicer's rights and obligations hereunder and received after such notice, that portion to which the Master
Servicer would have been entitled pursuant to Sections 3.03 and 3.09 as well as its Master
Servicing Fee in respect thereof, and any other amounts payable to the Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

        Notwithstanding the foregoing, a delay in or failure of performance under Section
7.01(i) or under Section 7.01(ii) after the applicable grace periods specified in such
Sections, shall not constitute a Servicing Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes.  The preceding sentence shall not relieve the Master
Servicer from using reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of this Servicing Agreement and the Master Servicer shall provide the Indenture Trustee, the Credit Enhancer and the Securityholders with notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.  The Master Servicer shall immediately notify the Indenture Trustee, the Credit
Enhancer and the Issuer in writing of any Servicing Default.

Section 7.02.    Indenture Trustee to Act; Appointment of Successor.  (a)  On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or sends a notice pursuant to Section 6.04, the Indenture Trustee shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof.  Nothing in this Servicing Agreement or in the Trust
Agreement shall be construed to permit or require the Indenture Trustee to (i) succeed to the responsibilities, duties and liabilities of the initial Master Servicer in its capacity as Seller under the Home Loan Purchase Agreement, (ii) be responsible or accountable for any act or omission of the Master Servicer prior to the issuance of a notice of termination hereunder, (iii) require or obligate the Indenture Trustee, in its capacity as successor
Master Servicer, to purchase, repurchase or substitute any Home Loan, (iv) fund any losses on any Permitted Investment directed by any other Master Servicer or (v) be responsible for the representations and warranties of the Master Servicer.  As compensation therefor, the
Indenture Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given.  Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Master Servicer, or
(ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee may (in the situation described in clause (i)) or shall (in the situation described in clause (ii))
appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the
Master Servicer hereunder; provided that any such successor Master Servicer shall be acceptable to the Credit Enhancer, as evidenced by the Credit Enhancer's prior written consent (so long as no Credit Enhancer Default has occurred and is continuing), which consent shall not be unreasonably withheld, and provided further that the appointment of any such successor Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Securities by the Rating Agencies, if determined without regard to the Credit Enhancement Instrument.  Pending appointment of a successor to the
Master Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as herein above provided.  In connection with such appointment and assumption, the successor Master Servicer shall be entitled to receive compensation out of payments on Home Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 3.09 (or such lesser compensation as the Indenture Trustee and such successor shall agree).  The appointment of a successor Master Servicer shall not affect any liability of the predecessor
Master Servicer which may have arisen under this Servicing Agreement prior to its termination as Master Servicer (including, without limitation, the obligation to purchase
Home Loans pursuant to Section 3.01, to pay any deductible under an insurance policy pursuant to Section 3.04 or to indemnify the Indenture Trustee pursuant to Section 6.06), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement.  The
Indenture Trustee and such successor shall take such action, consistent with this Servicing
Agreement, as shall be necessary to effectuate any such succession.

(b)     Any successor, including the Indenture Trustee, to the Master Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the
Home Loans for the benefit of the Securityholders, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as
Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.13 and
(iii) be bound by the terms of the Insurance Agreement.

(c)     Any successor Master Servicer, including the Indenture Trustee, shall not be deemed in default or to have breached its duties hereunder if the predecessor Master Servicer shall fail to deliver any required deposit to the Custodial Account or otherwise cooperate with any required servicing transfer or succession hereunder.

(d)     In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Indenture Trustee if the Indenture
Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Home Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Indenture Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Home Loan or servicing of such Home Loan on the MERS System to the successor Master Servicer.  The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office.  The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (d).  The successor Master Servicer shall cause such assignment to be delivered to the Indenture Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.    Notification to Securityholders.  Upon any termination of or appointment of a successor to the Master Servicer pursuant to this Article VII or Section 6.04, the
Indenture Trustee shall give prompt written notice thereof to the Securityholders, the
Credit Enhancer, the Issuer and each Rating Agency.

Section 7.04.    Servicing Trigger; Removal of Master Servicer.  (a)  Upon determination by the Credit Enhancer that a Servicing Trigger has occurred, the Credit Enhancer shall give notice of such Servicing Trigger to the Master Servicer, the Depositor, the Indenture
Trustee and to each Rating Agency.

(b)     At any time after such determination and while a Servicing Trigger is continuing, the
Credit Enhancer may direct the Indenture Trustee to remove the Master Servicer if the Credit
Enhancer makes a determination that the manner of master servicing was a factor contributing to the size of the delinquencies or losses incurred in the Trust Estate.

(c)     Upon receipt of directions to remove the Master Servicer pursuant to the preceding clause (b), the Indenture Trustee shall notify the Master Servicer that it has been terminated and the Master Servicer shall be terminated in the same manner as specified in
Sections 7.01 and 7.02.

(d)     After notice of occurrence of a Servicing Trigger has been given and while a
Servicing Trigger is continuing, until and unless the Master Servicer has been removed as provided in clause (b), the Master Servicer covenants and agrees to act as the Master
Servicer for a term from the occurrence of the Servicing Trigger to the end of the calendar quarter in which such Servicing Trigger occurs, which term may at the Credit Enhancer's discretion be extended by notice to the Indenture Trustee for successive terms of three (3)
calendar months each, until the termination of the Trust Estate.  The Master Servicer will, upon the receipt of each such notice of extension (a "Master Servicer Extension Notice")
become bound for the duration of the term covered by such Master Servicer Extension Notice to continue as Master Servicer subject to and in accordance with this Agreement.  If, as of the fifteenth (15th) day prior to the last day of any term as the Master Servicer, the
Indenture Trustee shall not have received any Master Servicer Extension Notice from the
Credit Enhancer, the Indenture Trustee shall, within five (5) Business Days thereafter, give written notice of such no receipt to the Credit Enhancer and the Master Servicer.  If any
such term expires without a Master Servicer Extension Notice then the Indenture Trustee shall act as successor Master Servicer as provided in Section 7.02.

(e)     No provision of this Section 7.04 shall have the effect of limiting the rights of the
Depositor, the Indenture Trustee, the Securityholders or the Credit Enhancer under Section
7.01.

ARTICLE VIII

                                   MISCELLANEOUS PROVISIONS

Section 8.01.    Amendment.  This Servicing Agreement may be amended from time to time by the parties hereto, provided that any amendment be accompanied by a letter from the Rating
Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to the Securities, if determined without regard to the Credit Enhancement
Instrument, and the consent of the Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing) and the Indenture Trustee.  Promptly after the execution by the Master Servicer, the Issuer and the Indenture Trustee of any amendment of this Servicing
Agreement pursuant to this Section 8.01, the Indenture Trustee shall provide the Custodian with written copies thereof.  Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

Section 8.02.    GOVERNING LAW.  THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS
(OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE
OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE
WITH SUCH LAWS.

Section 8.03.    Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Master Servicer, 2255
North Ontario Street, Suite 400, Burbank, California 91504-3120, Attention: Addition
Director - Bond Administration, (b) in the case of Moody's, Home Mortgage Loan Monitoring
Group, 99 Church Street, 4th Floor, New York, New York 10007, (c) in the case of Standard &
Poor's, 55 Water Street - 41st Floor, New York, New York 10041, Attention: Residential
Mortgage Surveillance Group, (d) in the case of the Owner Trustee, Wilmington Trust Company,
Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration, (e) in the case of the Issuer, to Home Loan Trust 2006-HI3,
c/o Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street,
Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, (f) in the case of the Indenture Trustee, JPMorgan Chase Bank, National Association, 4 New York Plaza, 6th
Floor, New York, New York 10004, Attention: Worldwide Securities Services/Structured Finance
Services, Home Loan Trust 2006-HI3, (g) in the case of the Credit Enhancer, Financial
Guaranty Insurance Company, 125 Park Avenue, New York, New York 10017, Attention: Structured
Finance Surveillance (Home Loan Trust 2006-HI3) (h) in the case of the Underwriter to Bear,
Stearns & Co, Inc., 383 Madison Avenue, New York, New York 10179 Attention:  Matthew
Perkins; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.  Any notice required or permitted to be mailed to a
Securityholder shall be given by first class mail, postage prepaid, at the address of such
Securityholder as shown in the Register.  Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Securityholder receives such notice.  Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the
Indenture Trustee shall have no liability for failure to delivery such notice or document to any Rating Agency.

Section 8.04.    Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this
Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Securities or the rights of the
Securityholders thereof.

Section 8.05.    Third-Party Beneficiaries.  This Servicing Agreement shall inure to the benefit of and be binding upon the parties hereto, the Securityholders, the Credit Enhancer, the Owner Trustee and their respective successors and permitted assigns.  Except as otherwise provided in this Servicing Agreement, no other Person shall have any right or obligation hereunder.  The Credit Enhancer is a third-party beneficiary of this Servicing
Agreement.

Section 8.06.    Counterparts.  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 8.07.    Effect of Headings and Table of Contents.  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 8.08.    Termination Upon Purchase by the Master Servicer or Liquidation of All Home
Loans; Partial Redemption.  (a)  The respective obligations and responsibilities of the
Master Servicer, the Issuer and the Indenture Trustee created hereby shall terminate upon the last action required to be taken by the Issuer pursuant to the Trust Agreement and by the Indenture Trustee pursuant to the Indenture following the earlier of:

(i)     the date on or before which the Indenture or Trust Agreement is terminated, or

(ii)    the purchase by the Master Servicer from the Issuer of all Home Loans and all property acquired in respect of any Home Loan at a price equal to the Termination
        Price.

The right of the Master Servicer to purchase the assets of the Issuer pursuant to clause
(ii) above on any Payment Date is conditioned upon the Pool Balance (after applying payments received in the related Collection Period) as of such Payment Date being less than ten percent of the aggregate of the Cut-off Date Loan Balances of the Home Loans; provided, however, that no such purchase will be permitted if it would result in a draw under the
Credit Enhancement Instrument or will result in any amounts owing to the Credit Enhancer remaining unreimbursed, unless, in either case, the Credit Enhancer consents (so long as no
Credit Enhancer Default has occurred and is continuing) in writing to the purchase.  If such right is exercised by the Master Servicer, the Master Servicer shall deposit the Termination
Price calculated pursuant to clause (ii) above with the Indenture Trustee pursuant to
Section 4.10 of the Indenture and, upon the receipt of such deposit, the Indenture Trustee or Custodian shall release to the Master Servicer, the files pertaining to the Home Loans being purchased.

(b)     The Master Servicer, at its expense, shall prepare and deliver to the Indenture
Trustee for execution, at the time the Home Loans are to be released to the Master Servicer, appropriate documents assigning each such Home Loan from the Indenture Trustee or the Issuer to the Master Servicer or the appropriate party.

(c)     The Master Servicer shall give the Indenture Trustee not less than seven Business
Days' prior written notice of the Payment Date on which the Master Servicer anticipates that the final distribution will be made to Noteholders.  Notice of any termination, specifying the anticipated Final Insured Payment Date or other Payment Date (which shall be a date that would otherwise be a Payment Date) upon which the Noteholders may surrender their Notes to the Indenture Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer to the
Indenture Trustee specifying:

(i)     the anticipated Final Insured Payment Date or other Payment Date upon which final payment of the Notes is anticipated to be made upon presentation and surrender of
        Notes at the office or agency of the Indenture Trustee therein designated; and

(ii)    the amount of any such final payment, if known.

Section 8.09.    Certain Matters Affecting the Indenture Trustee.  For all purposes of this
Servicing Agreement, in the performance of any of its duties or in the exercise of any of its powers hereunder, the Indenture Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

Section 8.10.    Owner Trustee Not Liable for Related Documents.  The recitals contained herein shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof.  The Owner Trustee makes no representations as to the validity or sufficiency of this Servicing Agreement, of any Basic Document or of the
Certificates (other than the signatures of the Owner Trustee on the Certificates) or the
Notes, or of any Related Documents, or of MERS or the MERS(R)System.  The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner
Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic
Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture
Trustee taken in the name of the Owner Trustee.

ARTICLE IX

                                COMPLIANCE WITH REGULATION AB

Section 9.01.    Intent of the Parties; Reasonableness.

        The Depositor, the Indenture Trustee and the Master Servicer acknowledge and agree that the purpose of this Article IX is to facilitate compliance by the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.  The
Depositor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the
Commission under the Securities Act and the Exchange Act.  Each of the Master Servicer and
the Indenture Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  Each of the Master Servicer and the Indenture Trustee
shall cooperate reasonably with the Depositor to deliver to the Depositor (including any of its assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 9.02.    Additional Representations and Warranties of the Indenture Trustee.

(a)     The Indenture Trustee shall be deemed to represent and warrant to the Depositor as of the date hereof and on each date on which information is provided to the Depositor under
Sections 9.01, 9.02(b) or 9.03 that, except as disclosed in writing to the Depositor prior to such date:  (i) there are no material legal or governmental proceedings pending (or known to be contemplated) against it that would be material to Noteholders; (ii) there are no relationships or transactions (as described in Item 1119(b) of Regulation AB) relating to the Indenture Trustee with respect to the Depositor or any sponsor, issuing entity, servicer, trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as each of such terms are used in Regulation AB) relating to the
Securitization Transaction contemplated by this Servicing Agreement, as identified by the
Depositor to the Indenture Trustee in writing as of the Closing Date (each, a "Transaction
Party") that are outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the
Securitization Transaction, and that are material to the investors' understanding of the
Notes; and (iii) the Indenture Trustee is not an affiliate (as contemplated by Item 1119(a)
of Regulation AB) of any Transaction Party.  The Depositor shall notify the Indenture
Trustee of any change in the identity of a Transaction Party after the Closing Date.

(b)     If so requested by the Depositor on any date following the Closing Date, the
Indenture Trustee shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide the pertinent facts, in writing, to the Depositor.  Any such request from the Depositor shall not be given more than once each calendar quarter, unless the Depositor shall have a reasonable basis for questioning the accuracy of any of the representations and warranties.

Section 9.03.    Information to Be Provided by the Indenture Trustee.

        For so long as the Depositor is subject to Exchange Act reporting requirements with respect to the Trust, for the purpose of satisfying the Depositor's reporting obligation under the Exchange Act with respect to any class of Notes, the Indenture Trustee shall provide to the Depositor a written description of (a) any litigation or governmental proceedings pending against the Indenture Trustee as of the last day of each calendar month that would be material to Noteholders, and (b) any affiliations or relationships (as described in Item 1119 of Regulation AB) that develop following the Closing Date between the
Indenture Trustee and any Transaction Party of the type described in Section 9.02(a)(ii) or
9.02(a)(iii) as of the last day of each calendar year.  Any descriptions required with respect to legal proceedings, as well as updates to previously provided descriptions, under this Section 9.03 shall be given no later than five Business Days prior to the Determination
Date following the month in which the relevant event occurs, and any notices and descriptions required with respect to affiliations, as well as updates to previously provided descriptions, under this Section 9.03 shall be given no later than January 31 of the calendar year following the year in which the relevant event occurs.  As of the related
Payment Date with respect to each Report on Form 10-D with respect to the Notes filed by or on behalf of the Depositor, and as of March 15 preceding the date each Report on Form 10-K with respect to the Notes is filed, the Indenture Trustee shall be deemed to represent and warrant that any information previously provided by the Indenture Trustee under this Article
IX is materially correct and does not have any material omissions unless the Indenture
Trustee has provided an update to such information.  The Depositor will allow the Indenture
Trustee to review any disclosure relating to material litigation against the Indenture
Trustee prior to filing such disclosure with the Commission to the extent the Depositor changes the information provided by the Indenture Trustee.

Section 9.04.    Report on Assessment of Compliance and Attestation.

        On or before March 15 of each calendar year, the Indenture Trustee shall:

(a)     deliver to the Depositor a report (in form and substance reasonably satisfactory to the Depositor) regarding the Indenture Trustee's assessment of compliance with the applicable Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such
report shall be signed by an authorized officer of the Indenture Trustee, and shall address each of the Servicing Criteria specified on Exhibit F hereto; and

(b)     deliver to the Depositor a report of a registered public accounting firm satisfying the requirements of Rule 2-01 of Regulation S-X under the Securities Act and the Exchange
Act that attests to, and reports on, the assessment of compliance made by the Indenture
Trustee and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 9.05.    Indemnification; Remedies.

(a)     The Indenture Trustee shall indemnify the Depositor, each affiliate of the Depositor, the Master Servicer and each affiliate of the Master Servicer, and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)     (A) any untrue statement of a material fact contained or alleged to be   contained in
        any information, report, certification, accountants' attestation or other material provided under this Article IX by or on behalf of the Indenture Trustee
        (collectively, the "Indenture Trustee Information"), or (B) the omission or alleged omission to state in the Indenture Trustee Information a material fact required to be stated in the Indenture Trustee Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(ii)    any failure by the Indenture Trustee to deliver any information, report, certification, or other material when and as required under this Article IX, other than a failure by the Indenture Trustee to deliver an accountants' attestation.

(b)     In the case of any failure of performance described in clause (ii) of Section
9.05(a), as well as a failure to deliver an accountants' attestation, the Indenture Trustee shall (i) promptly reimburse the Depositor for all costs reasonably incurred by the
Depositor in order to obtain the information, report, certification, accountants'
attestation or other material not delivered by the Indenture Trustee as required and (ii)
cooperate with the Depositor to mitigate any damages that may result from such failure.

(c)     The Depositor and the Master Servicer shall indemnify the Indenture Trustee, each affiliate of the Indenture Trustee and the respective present and former directors, officers, employees and agents of the Indenture Trustee, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any untrue statement of a material fact contained or alleged to be contained in any information provided under this Servicing
Agreement by or on behalf of the Depositor or Master Servicer for inclusion in any report filed with Commission under the Exchange Act (collectively, the "RFC Information"), or (ii)
the omission or alleged omission to state in the RFC Information a material fact required to be stated in the RFC Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)     Notwithstanding any provision in this Section 9.05 to the contrary, the parties agree that none of the Indenture Trustee, the Depositor or the Master Servicer shall be liable to the other for any consequential or punitive damages whatsoever, whether in contract, tort
(including negligence and strict liability), or any other legal or equitable principle;
provided, however, that such limitation shall not be applicable with respect to third party claims made against a party.

        IN WITNESS WHEREOF, the Master Servicer, the Indenture Trustee and the Issuer have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                            RESIDENTIAL FUNDING CORPORATION,
                                            as Master Servicer

                                            By:/s/ Tim Jacobson
                                            Name:  Tim Jacobson
                                            Title:    Associate

                                            HOME LOAN TRUST 2006-HI3

                                               By:  WILMINGTON TRUST COMPANY not in its
                                                    individual capacity but solely as Owner
                                                    Trustee

                                            By:/s/ Michele C. Harra
                                            Name: Michele C. Harra
                                            Title:   Financial Services Officer

                                            JPMORGAN CHASE BANK,
                                            NATIONAL ASSOCIATION
                                            as Indenture Trustee

                                            By:/s/ Joanne M. Murray
                                            Name: Joanne M. Murray
                                            Title:  Assistant Vice President

Acknowledged and Agreed
solely with respect to Article IX:

RESIDENTIAL
FUNDING
MORTGAGE SECURITIES II, INC.

By:/s/ Christopher Martinez
Name:  Christopher Martinez
Title:    Vice President

                                          EXHIBIT A

                                      HOME LOAN SCHEDULE

                                     TO BE PROVIDED UPON REQUEST

                                          EXHIBIT B

                                  LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PREMISES:

That JPMorgan Chase Bank, National Association, as Indenture Trustee (the "Trustee"), under the Indenture (the "Indenture") among ________________________________________ and the
Indenture Trustee, a national banking association organized and existing under the laws of the State of New York, and having its principal office located at 4 New York Plaza, in the
City of New York in the State of New York, hath made, constituted and appointed, and does by these presents make, constitute and appoint Residential Funding Corporation, a corporation organized and existing under the laws of the State of Delaware, its true and lawful
Attorney-in-Fact, with full power and authority to sign, execute, acknowledge, deliver, file for record, and record any instrument on its behalf and to perform such other act or acts as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the mortgages or deeds of trust (the
"Mortgages" and the "Deeds of Trust", respectively) creating a trust or second lien or an estate in fee simple interest in real property securing a Home Loan and promissory notes secured thereby (the "Mortgage Notes") for which the undersigned is acting as Indenture
Trustee for various Securityholders (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of Endorsement of the Mortgage Note secured by any such Mortgage or Deed of Trust) and for which Residential Funding Corporation is acting as master servicer pursuant to a Servicing Agreement, dated as of July 21, 2006 (the
"Servicing Agreement").  This appointment shall apply only to transactions which the Trustee is authorized to enter into under the Indenture, but in no event shall apply to any transactions other than the following enumerated transactions only:

        1.     The modification or re-recording of a Mortgage or Deed of Trust, where said modification or re-recording is for the purpose of correcting the Mortgage or
               Deed of Trust to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or re-recording, in either instance, does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

        2.     The subordination of the lien of a Mortgage or Deed of Trust to an easement in favor of a public utility company or a government agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution of requests to trustees to accomplish same.

        3.     With respect to a Mortgage or Deed of Trust, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

               a.     The substitution of trustee(s) serving under a Deed of Trust, in accordance with state law and the Deed of Trust;

               b.     Statements of breach or non-performance;

               c.     Notices of default;

               d.     Cancellations/rescissions of notices of default and/or notices of sale;

               e.     The taking of a deed in lieu of foreclosure; and

               f.     Such other documents and actions as may be necessary under the terms of the Mortgage, Deed of Trust or state law to expeditiously complete said transactions.

        4.     The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

        5.     The completion of loan assumption agreements.

        6.     The full satisfaction/release of a Mortgage or Deed of Trust or full reconveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

        7.     The assignment of any Mortgage or Deed of Trust and the related Mortgage Note, in connection with the repurchase of the Home Loan secured and evidenced thereby pursuant to the requirements of a Residential Funding Corporation
               Seller Contract, or the removal of any Mortgage from the MERS(R)System or the re-recording of such Mortgage in the name of MERS.

        8.     The full assignment of a Mortgage or Deed of Trust upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the endorsement of the related Mortgage Note.

        9.     The modification or re-recording of a Mortgage or Deed of Trust, where said modification or re-recording is for the purpose of any modification pursuant to Section 3.01 of the Servicing Agreement.

        10.    The subordination of the lien of a Mortgage or Deed of Trust, where said subordination is in connection with any modification pursuant to Section 3.01 of the Servicing Agreement, and the execution of partial
               satisfactions/releases in connection with such same Section 3.01.

The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said
Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

                                                 JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                                 not in its individual capacity, but solely
                                                 as Indenture Trustee under the Servicing
                                                 Agreement and the Indenture

Name:  _________________________________         Name:________________________________________
Title:                                           Title:

STATE OF ______              )
        _______              ss.
COUNTY OF _____              )

        On this __ day of _______________, 2006, before me the undersigned, Notary Public of said State, personally appeared _______________________________ personally known to me to be duly authorized officers of JPMorgan Chase Bank, National Association that executed the within instrument and personally known to me to be the persons who executed the within instrument on behalf of JPMorgan Chase Bank, National Association therein named, and acknowledged to me such JPMorgan Chase Bank, National Association executed the within instrument pursuant to its by-laws.

                                            WITNESS my hand and official seal.

                                            _______________________________
                                            Notary Public in and for the
                                            State of ___________________

After recording, please mail to:

_____________________________
_____________________________
_____________________________
Attn:  ________________________

                                          EXHIBIT C

                                 FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:    REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Home Loans, we request the release of the
Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)                 Home Loan Prepaid in Full

                                                          Home Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

_____________________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/INDENTURE TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Servicing Agreement.

        Enclosed Documents:                 [ ]    Promissory Note
                                            [ ]    Mortgage or Deed of Trust
                                            [ ]    Assignment(s) of Mortgage or
                                                   Deed of Trust
                                            [ ]    Title Insurance Policy
                                            [ ]    Other: ___________________________

_________________
Name
_________________
Title
_________________
Date

                                          EXHIBIT D

                                FORM OF FORM 10-K CERTIFICATE

        I, [identify the certifying individual], certify that:

1.      I have  reviewed  this report on Form 10-K and all reports on Form 10-D required to be filed in  respect  of the  period  covered  by this  report  on Form  10-K of the  trust  (the
Exchange Act periodic  reports)  pursuant to the Servicing  Agreement dated July 21, 2006 (the
"Agreement") among Residential Funding  Corporation (the "Master  Servicer"),  Home Loan Trust
2006-HI3  (the  "Issuer")  and JPMorgan  Chase Bank,  National  Association  (the  "Indenture
Trustee") and acknowledged and agreed to by Residential Funding Mortgage Securities II, Inc.

2.      Based on my  knowledge,  Exchange  Act  periodic  reports,  taken  as a whole,  do not contain any untrue  statement of a material  fact or omit to state a material  fact  necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.      Based on my  knowledge,  all of the  distribution,  servicing  and  other  information required to be provided  under Form 10-D for the period  covered by this report is included in the Exchange Act periodic reports;

4.      I am  responsible  for reviewing the activities  performed by the Master  Servicer and based  on my  knowledge  and  the  compliance  review  conducted  in  preparing  the  servicer compliance  statement  required in this report under Item 1123 of  Regulation AB and except as disclosed in the  Exchange  Act  periodic  reports,  the Master  Servicer  has  fulfilled  its obligations under the Agreement; and

        5._____All of the reports on  assessment  of compliance  with  servicing  criteria for asset-backed  securities  and their  related  attestation  reports on assessment of compliance with servicing  criteria for  asset-backed  securities  required to be included in this report in  accordance  with Item 1122 of  Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been  included as an exhibit to this  report,  except as  otherwise  disclosed in this report.
Any material  instances  of  noncompliance  described  in such reports have been  disclosed in this report on Form 10-K.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Indenture Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master
                                                Servicer

                                          EXHIBIT E

                   [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

        The undersigned, a Responsible Officer of [_________] (the "Indenture Trustee")
certifies that:

                      (a)    The Indenture Trustee has performed all of the duties
        specifically required to be performed by it pursuant to the provisions of the
        Servicing Agreement dated as of July 21, 2006 (the "Agreement") by and among
        Residential Funding Corporation, as Master Servicer, Home Loan Trust 2006-HI3, as
        Issuer and the Indenture Trustee in accordance with the standards set forth therein.

                      (b)    Based on my knowledge, the list of Securityholders as shown on the Register as of the end of each calendar year that is provided by the Indenture
        Trustee pursuant to the Agreement is accurate as of the last day of the 20[__]
        calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]

                                            Name:  _______________________________________
                                            Title:

                                          EXHIBIT F

                                          SERVICING CRITERIA

                SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

  The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

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                                                                                   APPLICABLE SERVICING
                                SERVICING CRITERIA                                       CRITERIA
---------------------------------------------------------------------------------------------------------
REFERENCE                                        CRITERIA
---------------------------------------------------------------------------------------------------------
                                     GENERAL SERVICING CONSIDERATIONS
---------------------------------------------------------------------------------------------------------
1122(d)(1)(i)            Policies and procedures are instituted to monitor any
                         performance or other triggers and events of default in
                         accordance with the transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)           If any material servicing activities are outsourced to
                         third parties, policies and procedures are instituted to
                         monitor the third party's performance and compliance
                         with such servicing activities.
---------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)          Any requirements in the transaction agreements to
                         maintain a back-up servicer for the pool assets are
                         maintained.
---------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)           A fidelity bond and errors and omissions policy is in
                         effect on the party participating in the servicing
                         function throughout the reporting period in the amount
                         of coverage required by and otherwise in accordance with
                         the terms of the transaction agreements.
---------------------------------------------------------------------------------------------------------
                                    CASH COLLECTION AND ADMINISTRATION
---------------------------------------------------------------------------------------------------------
1122(d)(2)(i)            Payments on pool assets are deposited into the             |X| (as to accounts
                         appropriate custodial bank accounts and related bank
                         clearing accounts no more than two business days
                         following receipt, or such other number of days
                         specified in the transaction agreements.                    held by Trustee)
---------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)           Disbursements made via wire transfer on behalf of an      |X| (as to investors
                         obligor or to an investor are made only by authorized             only)
                         personnel.
---------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)          Advances of funds or guarantees regarding collections,
                         cash flows or distributions, and any interest or other
                         fees charged for such advances, are made, reviewed and
                         approved as specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)           The related accounts for the transaction, such as cash
                         reserve accounts or accounts established as a form of
                         overcollateralization, are separately maintained (e.g.,    |X| (as to accounts
                         with respect to commingling of cash) as set forth in the    held by Trustee)
                         transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(2)(v)            Each custodial account is maintained at a federally
                         insured depository institution as set forth in the
                         transaction agreements. For purposes of this criterion,
                         "federally insured depository institution" with respect
                         to a foreign financial institution means a foreign
                         financial institution that meets the requirements of
                         Rule 13k-1(b)(1) of the Securities Exchange Act.
---------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)           Unissued checks are safeguarded so as to prevent
                         unauthorized access.
---------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)          Reconciliations are prepared on a monthly basis for all
                         asset-backed securities related bank accounts, including
                         custodial accounts and related bank clearing accounts.
                         These reconciliations are (A) mathematically accurate;
                         (B) prepared within 30 calendar days after the bank
                         statement cutoff date, or such other number of days
                         specified in the transaction agreements; (C) reviewed
                         and approved by someone other than the person who
                         prepared the reconciliation; and (D) contain
                         explanations for reconciling items. These reconciling
                         items are resolved within 90 calendar days of their
                         original identification, or such other number of days
                         specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------
                                    INVESTOR REMITTANCES AND REPORTING
---------------------------------------------------------------------------------------------------------
1122(d)(3)(i)            Reports to investors, including those to be filed with
                         the Commission, are maintained in accordance with the
                         transaction agreements and applicable Commission
                         requirements. Specifically, such reports (A) are
                         prepared in accordance with timeframes and other terms
                         set forth in the transaction agreements; (B) provide
                         information calculated in accordance with the terms
                         specified in the transaction agreements; (C) are filed
                         with the Commission as required by its rules and
                         regulations; and (D) agree with investors' or the
                         trustee's records as to the total unpaid principal
                         balance and number of pool assets serviced by the
                         servicer.
---------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)           Amounts due to investors are allocated and remitted in             |X|
                         accordance with timeframes, distribution priority and
                         other terms set forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)          Disbursements made to an investor are posted within two
                         business days to the servicer's investor records, or
                         such other number of days specified in the transaction             |X|
                         agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)           Amounts remitted to investors per the investor reports
                         agree with cancelled checks, or other form of payment,             |X|
                         or custodial bank statements.
---------------------------------------------------------------------------------------------------------
                                         POOL ASSET ADMINISTRATION
---------------------------------------------------------------------------------------------------------
1122(d)(4)(i)            Collateral or security on pool assets is maintained as
                         required by the transaction agreements or related asset
                         pool documents.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)           Pool assets and related documents are safeguarded as
                         required by the transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)          Any additions, removals or substitutions to the asset
                         pool are made, reviewed and approved in accordance with
                         any conditions or requirements in the transaction
                         agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)           Payments on pool assets, including any payoffs, made in
                         accordance with the related pool assets documents are
                         posted to the servicer's obligor records maintained no
                         more than two business days after receipt, or such other
                         number of days specified in the transaction agreements,
                         and allocated to principal, interest or other items
                         (e.g., escrow) in accordance with the related pool asset
                         documents.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(v)            The servicer's records regarding the pool asset agree
                         with the servicer's records with respect to an obligor's
                         unpaid principal balance.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)           Changes with respect to the terms or status of an
                         obligor's pool asset (e.g., loan modifications or
                         re-agings) are made, reviewed and approved by authorized
                         personnel in accordance with the transaction agreements
                         and related pool asset documents.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)          Loss mitigation or recovery actions (e.g., forbearance
                         plans, modifications and deeds in lieu of foreclosure,
                         foreclosures and repossessions, as applicable) are
                         initiated, conducted and concluded in accordance with
                         the timeframes or other requirements established by the
                         transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)         Records documenting collection efforts are maintained
                         during the period a pool asset is delinquent in
                         accordance with the transaction agreements. Such records
                         are maintained on at least a monthly basis, or such
                         other period specified in the transaction agreements,
                         and describe the entity's activities in monitoring
                         delinquent pool assets including, for example, phone
                         calls, letters and payment rescheduling plans in cases
                         where delinquency is deemed temporary (e.g., illness or
                         unemployment).
---------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)           Adjustments to interest rates or rates of return for
                         pool assets with variable rates are computed based on
                         the related pool asset documents.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(x)            Regarding any funds held in trust for an obligor (such
                         as escrow accounts): (A) such funds are analyzed, in
                         accordance with the obligor's pool asset documents, on
                         at least an annual basis, or such other period specified
                         in the transaction agreements; (B) interest on such
                         funds is paid, or credited, to obligors in accordance
                         with applicable pool asset documents and state laws; and
                         (C) such funds are returned to the obligor within 30
                         calendar days of full repayment of the related pool
                         asset, or such other number of days specified in the
                         transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)           Payments made on behalf of an obligor (such as tax or
                         insurance payments) are made on or before the related
                         penalty or expiration dates, as indicated on the
                         appropriate bills or notices for such payments, provided
                         that such support has been received by the servicer at
                         least 30 calendar days prior to these dates, or such
                         other number of days specified in the transaction
                         agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)          Any late payment penalties in connection with any
                         payment to be made on behalf of an obligor are paid from
                         the servicer's funds and not charged to the obligor,
                         unless the late payment was due to the obligor's error
                         or omission.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)         Disbursements made on behalf of an obligor are posted
                         within two business days to the obligor's records
                         maintained by the servicer, or such other number of days
                         specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)          Delinquencies, charge-offs and uncollectible accounts
                         are recognized and recorded in accordance with the
                         transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)           Any external enhancement or other support, identified in
                         Item 1114(a)(1) through (3) or Item 1115 of Regulation
                         AB, is maintained as set forth in the transaction                  |X|
                         agreements.
---------------------------------------------------------------------------------------------------------